Product Information Notice Dated December 22, 2009

Effective February 1, 2010 the following name changes are made to your prospectus:

Old Name:	New Name:

Putnam VT International Growth and Income Fund	Putnam VT International Value Fund
Putnam VT International New Opportunities Fund	Putnam VT International Growth Fund

All references to the old name in your prospectus are deleted and replaced with the new name.

This Product Information Notice Should be Retained for Future Reference

HV-7985